UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

FNDS3000 CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

4651 Salisbury Road, Suite 485

Jacksonville, Florida 32256

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

49 Front Street, Suite #206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation.

Item 3.02	Unregistered Sales of Equity Securities.

Secure Sherington Financing

FNDS3000 Corp. (the “Company”) entered into an Amended and Restated Note Purchase Agreement (the “Amended Agreement”) with Sherington Holdings, LLC (“Sherington”) on December 1, 2008, which amended the Note Purchase Agreement entered by and between the Company and Sherington on October 29, 2008 (the “Original Agreement”). The Original Agreement provided for the sale of a secured convertible promissory note in the principal amount of $320,000 (the “October 2008 Note”). Pursuant to the terms of the Original Agreement, the Company and Sherington closed on the sale and purchase of the October 2008 Note on October 31, 2008. The Amended Agreement provided for an increase in the principal amount of indebtedness subject to the Amended Agreement from $320,000 to $1,000,000. On December 1, 2008, the Company issued that certain Amended and Restated Secured Convertible Promissory Note in the principal amount of $1,000,000 (the “December 2008 Note”) and the December 2008 Note replaced the October 2008 Note, and the October 2008 Note was cancelled. Pursuant to the Amended Agreement and the December 2008 Note, Sherington provided an additional $680,000 in funding on December 1, 2008, resulting in total funding of $1,000,000. The Company amended the Amended Agreement on July 1, 2009.

The December 2008 Note bears interest at 10% and had a maturity date of February 28, 2010. On March 11, 2010, the Company and Sherington entered into a Note Modification Agreement (the “March 2010 Modification”) pursuant to which the maturity date of the December 2008 Note was extended to March 31, 2010. The March 2010 Modification was effective as of February 28, 2010. Further, on April 8, 2010, the Company and Sherington entered into a Note Modification Agreement (the “April 2010 Modification”) pursuant to which the maturity date of the December 2008 Note was extended to August 31, 2010. The April 2010 Modification was effective as of March 31, 2010.

April 2010 Convertible Note Financing

The Company entered into Note Purchase Agreements (the “April 2010 Agreements”) with Sherington and Dorothy Ann Hancock (“Hancock”) on April 8, 2010 and April 13, 2010, respectively, for the sale to each Sherington and Hancock of a convertible promissory note in the principal amount of $250,000 (the “April 2010 Notes”) and a common stock purchase warrant to acquire 1,428,572 shares of common stock (the “April 2010 Warrants”) resulting in the issuance of an aggregate of $500,000 of April 2010 Notes and April 2010 Warrants to acquire 2,857,144 shares of common stock. Hancock is wife of John Hancock who serves as the CEO, President and a director of the Company. Pursuant to the terms of the April 2010 Agreements, the Company and Sherington closed on the sale and purchase of the April 2010 Note and the April 2010 Warrant on April 8, 2010 and the Company and Hancock closed on the sale and purchase of the April 2010 Note and the April 2010 Warrant on April 13, 2010. The April 2010 Notes bear interest at 10%, mature August 31, 2010 and are convertible into the Company’s common stock, at the holder’s option, at a conversion price of $0.175 per share. The Company may only redeem the April 2010 Notes with the written consent of the holders. In the event that the Company issues securities at a price below the conversion price, then the conversion price shall be reduced by a weighted average. The April 2010 Warrants are exercisable through April 2012 at an exercise price of $0.175 per share. In the event that the Company issues securities at a price below the exercise price, then the exercise price shall be reduced by a weighted average.

As of the date hereof, the Company is obligated on the April 2010 Notes issued to Sherington and Hancock in connection with this offering. The April 2010 Notes are a debt obligation arising other than in the ordinary course of business, which constitute a direct financial obligation of the Company.

The April 2010 Notes and the April 2010 Warrants were offered and sold to Sherington and Hancock in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and/or Rule 506 promulgated thereunder. Sherington is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

4.1	Amended and Restated Note Purchase Agreement entered by and between FNDS3000 Corp and Sherington Holdings, LLC dated December 1, 2008 (1)

4.2	Amended and Restated Secured Convertible Promissory Note issued to Sherington Holdings, LLC dated December 1, 2008 (1)

4.3	Second Amended and Restated Secured Convertible Promissory Note issued to Sherington Holdings, LLC dated July 1, 2009 (2)

4.4	First Amendment to the Amended and Restated Note Purchase Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC (2)

4.5	Note Modification Agreement by and between the Company and Sherington Holdings, LLC dated March 11, 2010 (3)

4.6	Note Modification Agreement by and between the Company and Sherington Holdings, LLC dated April 8, 2010

4.7	Note and Warrant Purchase Agreement by and between the Company and Sherington Holdings, LLC dated April 8, 2010

4.8	Convertible Promissory Note issued to Sherington Holdings, LLC dated April 8, 2010

4.9	Warrant to Purchase Common Stock issued to Sherington Holdings, LLC dated April 8, 2010

4.10	Fourth Amendment to the Registration Rights Agreement, dated April 8, 2010, by and between the Company and Sherington Holdings, LLC

4.11	Note and Warrant Purchase Agreement by and between the Company and Dorothy Ann Hancock dated April 13, 2010

4.12	Convertible Promissory Note issued to Dorothy Ann Hancock dated April 13, 2010

4.13	Warrant to Purchase Common Stock issued to Dorothy Ann Hancock dated April 13, 2010

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on December 5, 2008.
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 8, 2009.
(3)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP.

Date: April 14, 2010	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial and Accounting Officer